Principal Funds, Inc.
Supplement dated June 17, 2022
to the Statement of Additional Information dated December 31, 2021
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.
On June 14, 2022, the Fund’s Board of Directors approved the conversion of the Class R-5 shares of the Diversified Real Asset Fund into Class R-6 shares. Following the close of business on or about January 13, 2023, delete references to Class R-5 shares from the Statement of Additional Information for the Diversified Real Asset Fund.
On June 14, 2022, the Fund’s Board of Directors approved the liquidation of the Class R-4 shares of the Diversified Real Asset Fund. Following the close of business on or about June 24, 2022, delete references to Class R-4 shares from the Statement of Additional Information for the Diversified Real Asset Fund.

LEADERSHIP STRUCTURE AND BOARD
Under Additional Information Regarding Board Members and Officers, in the FUND COMPLEX OFFICERS table, delete the rows for Britney L. Schnathorst and Adam U. Shaikh, and add the following in alphabetical order:

Name, Address and Year of Birth	Position(s) Held with Fund Complex	Positions with PGI and its Affiliates; Principal Occupations During Past 5 Years**
Deanna Y. Pellack 711 High Street Des Moines, IA 50392 1987	Assistant Counsel and Assistant Secretary (since 2022)
Counsel, PLIC (since 2022)
Vice President, The Northern Trust Company (2019-2022)
Second Vice President, The Northern Trust Company (2014-2019)
Secretary, Advisers Investment Trust (2021-2022)
Assistant Secretary, Advisers Investment Trust (2018-2021)

Adam U. Shaikh 711 High Street Des Moines, IA 50392 1972	Assistant Secretary (since 2022) Assistant Counsel (since 2006)	Assistant General Counsel, PGI (since 2018) Counsel, PGI (2017-2018) Counsel, PLIC (since 2006)